Jill M. Leitl Chief Operating Officer 01/06/2022 Wesley Beemer Digitally signed by Wesley Beemer Date: 2022.01.07 08:05:44 -05'00'

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE 1 OF PAGES 6

2. AMENDMENT/MODIFICATION NUMBER	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQUISITION NUMBER	5. PROJECT NUMBER *(If applicable)*
EDFSA09D0012P00130	DEC 24, 2021		

6. ISSUED BY CODE FSA-ACQ	7. ADMINISTERED BY *(If other than Item 6)* CODE FSA-FS2
US Department of Education FSA - Acquisitions, 830 First St NE - Suite 91F3 Washington DC 20202 Eddie Lowe (202) 377-3714 Eddie.Lowe@ed.gov	United States Department of Education Federal Student Aid/Mission Support Group 830 First St NE - Suite 91F3 Washington DC 20202

8. NAME AND ADDRESS OF CONTRACTOR *(Number, street, county, State and ZIP Code)*
GREAT LAKES EDUCATIONAL LOAN SERVICES, INC.
2401 INTERNATIONAL LN.
MADISON WI 53704
DUNS: 967379496
Cage Code: 5J3D5

(X)
[ ] 9A. AMENDMENT OF SOLICITATION NUMBER
9B. DATED *(SEE ITEM 11)*
[X] 10A. MODIFICATION OF CONTRACT/ORDER NUMBER EDFSA09D0012
10B. DATED *(SEE ITEM 13)* JUN 17, 2009

CODE 00030773 | FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[ ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [ ] is extended. [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule
Modification Amount: $0.00
Modification Obligated Amount: $0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS DESCRIBED IN ITEM 14.

CHECK ONE	
[ ]	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NUMBER IN ITEM 10A.
[ ]	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212-4 (c) - Contract Terms and Conditions - Commercial Items (Mar 2009) - TAILORED
[ ]	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [ ] is not [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (*Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

The purpose of this Modification to Contract Number ED-FSA-09-D-0012 is to modify the pricing structure in Section B of the IDIQ Contract, previously revised per Modification (P00129). To incorporate increased pricing rates based on the Employment Cost Index (ECI) and Labor Categories.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*	16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*
Jill M. Leitl Chief Operating Officer	Wesley Beemer, Contracting Officer 202-377-3710 Wesley.Beemer@ed.gov

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Jill M. Leitl *(Signature of person authorized to sign)*	01/06/2022	Wesley Beemer Digitally signed by Wesley Beemer Date: 2022.01.07 08:05:44 -05'00' *(Signature of Contracting Officer)*	DEC 24, 2021

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

B.13 ADDITIONAL TERMS AND CONDITIONS

N. **Additional Terms:**

1. The Government will set and manage the common pricing, including tier structure, below:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
A001	In School	1+	EA	**$1.08400**
A002	In Grace	1+	EA	**$1.73430**
A003	In Current Repayment	1+	EA	**$2.94210**
A004	Service Member	1+	EA	**$2.94210**
A005	Deferment	1+	EA	**$1.73430**
A006	Forbearance	1+	EA	**$1.08400**
A007	Delinquent 6-30 Days	1+	EA	**$2.17810**
A008	Delinquent 31-90 Days	1+	EA	**$1.50730**
A009	Delinquent 91-150 Days	1+	EA	**$1.39370**
A010	Delinquent 151-270 Days	1+	EA	**$1.26980**
A011	Delinquent 271-360 Days	1+	EA	**$0.46460**
A012	Delinquent 361 or more Days	1+	EA	**$0.46460**
A013	Delinquency Reduction Compensation Program[1]	N/A	N/A	Not-to-Exceed $2,000,000
	Cohort Default Rate (CDR) Challenge Support			
A014	Institution[2]	1+	EA	**$219.88290**
A015	Borrower[3]	1+	EA	**$23.74320**
A018	CDR Assistance Pilot (rate per school assisted)[4]	1+	EA	$18,000.00
	Accessibility Testing _ CR2723			
A025	Per Test	1+	EA	**$12,063.62350**
	Pre-Release Accessibility Testing _ CR2724			
A026	Pre-Release Testing Report	1+	EA	**$1,991.33400**
	PIV-I Implementation			
A029	One-Time Development Cost	N/A	N/A	**$608.03310**
A030	Annual Maintenance[5]	1+	EA	**$28,646.71860**
A031	Postal Mailing Costs associated with Change Requests 2760,3192 and 5505	1+	EA	**$0.49550**
A032	Borrower Defense Discharges in accordancewith CR 3368 (per borrower)	1+	EA	**$46.45410**
A033	New IDR Applications in accordance with CR3571 (per new application)[6]	1+	EA	$3.00
A034	Cancer Treatment Deferment Manual Requirements for Servicers in accordancewith CR 5224 (per application	1+	EA	**$4.59930**

A035	Email cost associated with CR 5505, 5881 & 5963 (per email)	1+	EA	**$0.028**
A036	Forbearance per borrower (CR 5505)	1+	EA	$2.19
A037	Forbearance per borrower (CR 5654) supersedes pricing from CR 5505	1+	EA	**$2.08690**
A039	Paper Cost associated with CR 5881 & 5963 (per mailed communication sent)	1+	EA	$0.541
A040	Per Borrower associated with CR 5881[8]	1+	EA	$.1725

1. *Delinquency Reduction Compensation Program shall not exceed $2,000,000 annually per servicer. The maximum amount available each quarter shall not exceed $500,000 per servicer.*
2. *An institution is defined as a school or branch having a unique school code/ID as established by the U.S. Department of Education.*
3. *A borrower is defined as an individual with a unique SSN.*
4. *The CDR Assistance Pilot ends on May 16, 2014.*
5. *PIV-I costs to be billed annually. The first annual invoice for these charges may be submitted one year after implementation is complete.*
6. *New IDR applications received after the implementation of Change Request 3571.*
7. *The reduction is based on expiration of CR 5505, the initial COVID-19 Special Forbearance rate, which goes through Sept 30, 2020. The continuation of CARES Act (CR 5654) goes through December 31, 2020.*
8. *FSA will only be billed for 4 months if the CARES Act forbearance ends on 9/30/2021.*

Pricing Exhibit for CLIN 1002:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
B001	Change Requests[1]	1+	EA	Negotiated

1. *Price to be negotiated for each Change Request.*

Pricing Exhibit for CLIN 1003:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Loan Consolidation			
C016	One-Time Development Cost[1]	N/A	N/A	Not-to-Exceed $1,200,000.00
C017	Consolidations Completed	1+	EA	**$28.23380**

1. *Development costs for Loan Consolidation will be reimbursed for the actual costs incurred, but not-to-exceed $1,200,000, for the first year only.*

Pricing Exhibit for CLIN 1004:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Image Repository (Storage & Access)[1]			
D019	Tier 1 (Images)	0 50,000,000	EA	**$0.00091**
D020	Tier 2 (Images)	50,000,001 100,000,000	EA	**$0.00079**
D021	Tier 3 (Images)	100,000,001 150,000,000	EA	**$0.00071**
D022	Tier 4 (Images)	150,000,001+	EA	**$0.00066**

1. *The tier structure for Image Repository is based on total volume at the associated unit rate, on a monthly basis. For example, if there are 100,000,000 images in Month 1, the total monthly cost will be 100,000,000 X $0.00077 (Tier 2 Unit Rate); if in Month 2 there are 120,000,000 images, the total monthly cost will be 120,000,000 X $0.00070 (Tier 3 Unit Rate); and so on.*

Pricing Exhibit for CLIN 1005:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Late Stage Delinquency Pilot[1]			
E023	Pilot Activities	N/A	N/A	$128,957.00
E024	Per Borrower Cured	1+	EA	$14.25

1. *The Late Stage Delinquency Pilot ends on June 30, 2015.*

Pricing Exhibit for CLIN 1006:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Guaranty Agency Rehabilitation Loan Program			
F027	One-Time Development & IST Testing Cost	N/A	N/A	Not-to-Exceed $276,000.00
F028	Flat Rate per Deal[1]	1+	EA	**$608.0331**

1. *A "DEAL" is defined as a file transfer from a Guarantee Agency (GA) to FSA.*

Pricing Exhibit for CLIN 1007:

Exhibit Lines	Status	Unit	Unit Measure	Unit Rate
	Direct Loan Consolidation System Support			
G031	One-Time Development	N/A	N/A	$84,208.00
G032	Monthly Rate per 2,000 Adjustments[1]	1+	EA	**$42,971.11010**
G033	Adjustments, per additional 500 adjustments (over2,000 per month)	1+	EA	**$7,309.81670**
G034	Research Support, per additional 25 hours (over 25 per month)	1+	EA	**$1,461.75690**

1. *An "Adjustment" is defined as a correction to a consolidation loan originated by Direct Loan Consolidation*

Labor Rate

Status	Unit	Unit Measure	Unit Rate
Manager Systems Development	1+	EA	$129.03920
Project Leader	1+	EA	$120.78080
Data Administrator	1+	EA	$110.45760
Senior Developer / Team Lead	1+	EA	$106.32840
Developer	1+	EA	$92.90830
Sr. System Software Engineer / DBA	1+	EA	$92.90830
Web Designer	1+	EA	$90.84360
System Software Specialist	1+	EA	$79.48820
Subject Matter Expert	1+	EA	$77.42360
Security Analyst	1+	EA	$77.42360
Testing Analyst	1+	EA	$67.10050
Computer Operations Analyst	1+	EA	$67.10050

SCHEDULE Continued

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	Contracting Officer: Wesley Beemer, 202-377-3710, Wesley.Beemer@ed.gov Primary Contracting Officer Representative: Patrice Washington, (202) 377-3845, Patrice.Washington@ed.gov Alternate Contracting Officer Representative(s): Andre Barbosa, 202-377-3332, Andre.Barbosa@ed.gov Primary Technical Point of Contact: None Alternate Technical Point(s) of Contact: None				